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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) March 18, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

Nevada                              000-51859                         98-0372780
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(State or Other Jurisdiction       (Commission                     (IRS Employer
of Incorporation)                  File Number)              Identification No.)

     1077 Business Center Circle, Newbury Park, California        91320
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           (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01      Other Events.

On March 18, 2008, Electronic Sensor Technology, Inc. (the "Registrant") entered into a letter agreement with Midsummer Investment Ltd. ("Midsummer") and Islandia, LP ("Islandia," and together with Midsummer, the "Holders"), which provides that, notwithstanding anything to the contrary in the Securities Purchase Agreement (the "Purchase Agreement") and the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of December 7, 2005, among the Registrant and the Holders, and the warrants and the debentures issued to the Holders on December 7, 2005 (which are further described in the Current Report on Form 8-K filed by the Registrant on December 8, 2005), upon the closing of the transactions contemplated by the Conversion and Termination Agreement among the Registrant and the Holders, dated as of February 26, 2008 (which is further described in the Current Report on Form 8-K filed by the Registrant on February 27, 2008), the Registrant shall no longer have any obligation to the Holders to maintain an effective registration statement or otherwise register for resale the common stock of the Registrant held by the Holders and underlying the warrants held by the Holders, provided that the Registrant comply with certain conditions, including but not limited to continuing to meet the requirements of Rule 144(i)(2) promulgated under the Securities Act of 1933, as amended, which generally requires that the Registrant continue to file the reports and other materials required to be filed under the Securities and Exchange Act of 1934, as amended. If the Registrant fails to continue to meet such requirements and does not otherwise have an effective registration statement in place covering the resale of the common stock of the Registrant held by the Holders and underlying the warrants held by the Holders, the Registrant must pay to each Holder liquidated damages equal to 2% of the aggregate purchase price paid by such Holder for the securities of the Registrant then held by such Holder that were purchased pursuant to the Purchase Agreement, on a monthly basis until such situation is remedied.

A copy of the letter agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.    Description
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99.1           Letter agreement dated March 18, 2008, among the Registrant,
               Midsummer Investment Ltd. and Islandia, LP.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: March 21, 2008                          By: /s/ Philip Yee
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                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer